                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported):        January 7, 2000
                                                         ---------------


                         WEBB INTERACTIVE SERVICES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                                    Colorado
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)



         0-28462                                            84-1293864
         -------                                            ----------
(Commission File Number)                       (IRS Employer Identification No.)



  1800 Glenarm Place, Suite 700, Denver, CO                    80202
-------------------------------------------                    -----
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:      (303) 296-9200
                                                         --------------



                                       N/A
                         ------------------------------
          (Former name or former address, if changed since last report)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

          (1) Audited financial statements of Update Systems, Inc. from February 24, 1999 to December 31, 1999 (1)

     (b)  Pro Forma Financial Information.

          Pro forma combined financial information as of December 31, 1999 relative to the acquisition.*

          Pro forma financial information as of September 30, 1999 relative to the acquisition was filed on Form 8-K/A on March 22, 2000, Commission File No. 0-28642.

     (c)  Exhibits:

          10.1 Asset Purchase Agreement, including exhibits thereto, dated December 27, 1999, between Webb Interactive Services, Inc., Update Systems, Inc. and Kevin Schaff. (2)

----------
*    Filed herewith.
(1) Filed with our report on Form 8-K/A, filed March 22, 2000, Commission File No. 0-28642.
(2) Filed with our original current report on Form 8-K, filed January 14, 2000, Commission File No. 0-28462.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 27, 2000                 WEBB INTERACTIVE SERVICES, INC.



                                       By /s/ Lindley S. Branson
                                          --------------------------------------
                                          Lindley S. Branson

                                          Its:  Vice-President/General Counsel

UNAUDITED PRO FORMA FINANCIAL INFORMATION


Basis of Presentation                                                      4
Unaudited Condensed Combined Pro Forma Statement of Operations for
   the year ended December 31, 1999                                        5
Unaudited Condensed Combined Pro Forma Balance Sheet as of
   December 31, 1999                                                       6
Notes to Unaudited Condensed Pro Forma Financial Information               7


Basis of Presentation

     The unaudited condensed combined pro forma financial data as of December 31, 1999 and for the year ended December 31, 1999 gives effect to the acquisition by Webb Interactive Services, Inc. (the "Company" or "WEBB") of the assets of Update Systems, Inc. ("Update") using the purchase method of accounting. These statements are based on the historical financial statements of WEBB and Update and assumptions set forth below and in the notes to the unaudited condensed combined pro forma financial statements. The unaudited condensed combined pro forma balance sheet data assumes that the Update acquisition was consummated on December 31, 1999 and the unaudited condensed combined pro forma statements of operations assumes the Update acquisition was consummated on February 24, 1999, the date Update began operations. The Company has not presented the condensed combined pro forma statements of operations for the year ended December 31, 1998 as Update did not commence operations until February 24, 1999.

     For purposes of presenting the unaudited condensed combined pro forma balance sheet data, the tangible assets and assumed liabilities of Update have been adjusted to their estimated fair market value and the excess purchase price has been preliminarily been allocated to developed technologies, goodwill and other intangible assets, all of which are being amortized over a three year period. The fair value of Update's assets and liabilities is based on preliminary estimates and may change from those estimates due to changes in the fair value of tangible assets and assumed liabilities based on management's valuation of such assets and liabilities. The unaudited condensed combined pro forma statements of operations data exclude any benefit that may result due to synergies that may be derived and elimination of duplicative efforts resulting for the acquisition of Update.

     The pro forma adjustments included herein are based upon estimates, currently available information and certain assumptions that management believes appropriate and factually supportable. In management's opinion, the estimates regarding allocation of the purchase price of the Update are not expected to materially differ from the final adjustments. The unaudited condensed combined pro forma financial data presented herein are not necessarily indicative of the results that WEBB would have obtained had such events occurred at the beginning of the year, as assumed, or of the future results of WEBB. The unaudited condensed combined pro forma financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Form 8-K/A, together with the audited financial statements and the notes thereto included in the WEBB Form 10-KSB for the year ended December 31, 1999.

                WEBB INTERACTIVE SERVICES, INC. AND SUBSIDIARIES

         UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999



                                                              Historical                                                 WEBB
                                                 -------------------------------------        Pro Forma               Pro Forma
                                                       WEBB               UPDATE             Adjustments              Combined
                                                 -----------------    ----------------     ----------------        ----------------
Net revenues                                         $  1,944,283         $     4,373             -                   $  1,948,656
Cost of revenues                                        1,734,314            -                    -                      1,734,314
                                                 -----------------    ----------------     ----------------        ----------------

Gross margin                                              209,969               4,373             -                        214,342
Operating expenses                                     12,710,280           1,211,957             -                     13,922,237

Amortization of goodwill                                2,523,351            -                   2,835,151 (1)           5,358,502
                                                 -----------------    ----------------     ----------------        ----------------

Loss from operations                                  (15,023,662)         (1,207,584)          (2,835,151)            (19,066,397)
Other income (expense), net                            (2,253,433)              7,887             -                     (2,245,546)
                                                 -----------------    ----------------     ----------------        ----------------

Net loss from continuing operations                   (17,277,095)         (1,199,697)          (2,835,151)            (21,311,943)

Expenses allocable to common stockholders              (4,588,917)            -                    -                    (4,588,917)
                                                 -----------------    ----------------     ----------------        ----------------

Loss available to common stockholders                $(21,866,012)        $(1,199,697)        $ (2,835,151)           $(25,900,860)
                                                 =================    ================     ================        ================
Loss from continuing operations per
     common share, basic and diluted
     (Note 4)                                             $ (3.31)                 N/A                  N/A                $ (3.76)
                                                 =================    =================    =================       ================

Weighted average shares outstanding                     6,610,836                  N/A             278,411 (2)           6,889,247
                                                 =================    =================    =================       ================



        The accompanying Notes to Unaudited Condensed Combined Pro Forma
          Financial Statements are an integral part of these financial statements.

                WEBB INTERACTIVE SERVICES, INC. AND SUBSIDIARIES

              UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHHETS

                                DECEMBER 31, 1999



                                                              Historical                                                 WEBB
                                                 -------------------------------------        Pro Forma               Pro Forma
                                                       WEBB               UPDATE             Adjustments              Combined
                                                 -----------------    ----------------     ----------------        ----------------
ASSETS
Current assets:
   Cash                                              $  4,164,371          $   83,565           $  (83,565) (3)       $  4,099,371
                                                                                                   (65,000) (4)

   Current assets                                         950,894                 600                 (600) (3)            950,894
                                                 -----------------    ----------------     ----------------        ----------------
Total current assets                                    5,115,265              84,165             (149,165)               5,050,265
Property and equipment, net                             2,352,489              45,932             -                      2,398,421
Intangible assets, net                                 12,503,047            -                  10,014,485  (5)         22,517,532
Deferred financing costs                                2,649,517            -                    -                      2,649,517
Other assets                                                4,216            -                    -                          4,216
                                                 -----------------    ----------------     ----------------        ----------------
Total assets                                         $ 22,624,534          $  130,097          $ 9,865,320            $ 32,619,951
                                                 =================    ================     ================        ================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities                                   $ 2,363,213          $  134,604          $  (134,604) (3)        $ 2,363,213
Capital leases payable                                    115,493            -                    -                        115,493
10% convertible note payable                            4,052,290            -                                           4,052,290

Stockholders equity
   10% preferred stock                                  1,020,295            -                                           1,020,295
   Common stock                                        49,513,769                 850            8,630,741  (5)         58,144,510
                                                                                                      (850) (5)
   Additional paid-in capital                           -                   1,194,340           (1,194,340) (5)          -
   Warrants and options                                 8,612,322            -                   1,364,676  (5)          9,976,998
   Deferred compensation                                 (412,707)           -                    -                       (412,707)
   Accumulated deficit                                (42,640,141)         (1,199,697)           1,199,697  (5)        (42,640,141)
                                                 -----------------    ----------------     -----------------       ----------------
Total stockholders' equity                             16,093,538              (4,507)           9,999,924              29,088,955
                                                 -----------------    ----------------     -----------------       ----------------

Total liabilities and stockholders' equity           $ 22,624,534          $  130,097           $9,865,320            $ 32,619,951
                                                 =================    ================     =================       ================


        The accompanying Notes to Unaudited Condensed Combined Pro Forma
          Financial Statements are an integral part of these financial statements.

NOTES TO UNAUDITED CONDENSED PRO FORMA FINANCIAL INFORMATION

NOTE 1 - BACKGROUND

     On January 7, 2000, the Company completed an acquisition of Update by exchanging 278,411 of the Company's common stock valued at $8,630,741 for the assets of Update and options to purchase 49,704 shares of common stock valued at $1,364,676. The acquisition of the assets was recorded using the purchase method of accounting whereby the consideration paid of $10,060,417 was allocated based on the relative fair values of the assets and liabilities acquired with the excess consideration over the fair market value of tangible assets of $10,014,485 recorded as intangible assets.

Total consideration for the merger is as follows:

 Value of common stock issued                             $ 8,630,741 (a)
 Value of warrants and options issued                       1,364,676 (b)
 Acquisition expenses                                          65,000
                                                          -----------
 Total purchase price                                     $10,060,417
                                                          ===========

The purchase price was allocated to the assets acquired based on their fair market values as follows:

 Property and equipment, net                                    $    45,932
 Developed technologies, goodwill and other intangibles          10,014,485
                                                                -----------
 Total assets acquired                                          $10,060,417
                                                                ===========

(a) 278,411 shares issued multiplied by $31.00, the average closing price of the Webb stock the two days prior to and the two days subsequent to the closing of the Update transaction (January 7, 2000).

(b) 49,704 warrants and options issued valued using the Black-Scholes option pricing model using the following assumptions:


        Exercise prices                                            $4.33
        Fair market value of common stock on
         measurement date                                         $29.50
        Option lives                                             5 years
        Volatility rate                                             104%
        Risk free rate of return                                    5.0%
        Dividend rate                                                 0%

     The following table indicates the preliminary allocation of excess purchase price and expected amortization periods:

     Intangible Asset                   Assigned Value       Amortization Period
--------------------------------------------------------------------------------

 Developed technologies                   $ 4,500,000           3 Years
 Goodwill                                   5,514,485           3 Years
                                         -----------
 Total intangible assets and
  goodwill                               $10,014,485
                                         ===========

NOTE 2 - HISTORICAL

     The condensed pro forma combined statements of operations include the historical results of WEBB for the year ended December 31, 1999 and of Update for the period from inception (February 24, 1999) through December 31, 1999.

     The Company has not presented the condensed pro forma combined statements of operations for the year ended December 31, 1998 as Update did not commence operations until February 24, 1999.

NOTE 3 - PRO FORMA ADJUSTMENTS

     The condensed pro forma combined statements of operations have been adjusted to reflect the following pro forma adjustments:

     1. Reflects the amortization of intangible assets and goodwill over a three-year period assuming the transaction occurred February 24, 1999, the date Update began operations.

     2. Reflects the issuance of 278,411 shares of Webb common stock issued in accordance with the Asset Purchase Agreement.

     3. Reflects certain assets and liabilities not acquired in the acquisition in accordance with the Asset Purchase agreement.

     4. Reflects the estimated acquisition costs consisting principally of transaction fees for attorneys and accountants.

     5. Reflects the issuance of 278,411 shares of the Company's common stock to the stockholders of Update; the value of the replacement options issued to Update employees; and the recording of the excess purchase over the tangible assets and liabilities recorded as developed technologies, goodwill and other intangibles which are being amortized over three years.

NOTE 4 - LOSS FROM CONTINUING OPERATIONS PER COMMON SHARE

     The combined Company has presented its loss from continuing operations per common share for the year ended December 31, 1999 pursuant to Statement of Financial Accounting Standards (SFAS) No. 128 "Earnings per Share." Basic loss per common share was computed by dividing loss from continuing operations available to common shareholders by the weighted average number of shares of common stock outstanding during the year ended December 31, 1999. The loss from continuing operations available to common shareholders is equal to the loss from continuing operations less the accretion of Preferred Stock to redemption value and Preferred Stock dividends of $4,588,917 for the year ended December 31, 1999. Diluted loss per common share has not been presented, since the impact on loss per share using the treasury stock method is anti-dilutive due to the combined Company's losses.